                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY


                                 AMENDMENT NO. 2

               Amendment No. 2 dated as of March 26, 2002 (this "AMENDMENT") among LIBERTY LIVEWIRE CORPORATION, a Delaware corporation (the "BORROWER"), the several Lenders from time to time parties to the Credit Agreement (as defined below), BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager, BANK OF AMERICA, N.A., as Issuer and Swingline Lender, BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), SALOMON SMITH BARNEY INC., as Syndication Agent, and THE BANK OF NEW YORK COMPANY, INC., as Documentation Agent.

                               W I T N E S S E T H

               WHEREAS, the Borrower, the Lenders, the Lead Arranger, the Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to the Credit Agreement, dated as of December 22, 2000 (as amended by Amendment No. 1, dated as of November 1, 2001, the "CREDIT AGREEMENT"; terms defined in the Credit Agreement are used herein as defined therein);

               WHEREAS, the parties desire to amend the Credit Agreement to modify certain provisions thereof;

               NOW THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. AMENDMENT TO CREDIT AGREEMENT.

               (a) AMENDMENT TO SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended by:

                      (i) Deleting clause (a) of the definition of "Applicable
               Margin" in its entirety and replacing it with the following:

                             (a) for each Type of Revolving Loan and Term A
                      Loan, the rate per annum set forth under the relevant column heading opposite the applicable Total Leverage
                      Ratio:

                                                       Eurodollar      Alternate Base
                        Total Leverage Ratio             Loans           Rate Loans
                        --------------------           ----------      --------------
                Greater than or equal to 4.50 to          3.00            2.00
                1.00
                Less than 4.50 to 1.00 but greater        2.75%           1.75%
                than or equal to 4.00 to 1.00
                Less than 4.00 to 1.00 but greater        2.50%           1.50%
                than or equal to 3.50 to 1.00
                Less than 3.50 to 1.00 but greater        2.25%           1.25%
                than or equal to 3.00 to 1.00
                Less than 3.00 to 1.00 but greater        2.00%           1.00%
                than or equal to 2.50 to 1.00
                Less than 2.50 to 1.00                    1.75%           0.75%

                      (ii) Deleting clause (b) of the definition of "Applicable
               Margin" in its entirety and replacing it with the following:

                             (b) for each Type of Term B Loan, (i) if the Total
                      Leverage Ratio is less than 4.50 to 1.00, a rate per annum equal to (x) in the case of an Alternate Base Rate Loan, 2.50% and (y) in the case of a Eurodollar Loan, 3.50%, and
                      (ii) if the Total Leverage Ratio equals or exceeds 4.50 to 1.00, a rate per annum equal to (x) in the case of an Alternate Base Rate Loan, 2.75% and (y) in the case of a Eurodollar Loan, 3.75%.

                      (iii) Deleting in its entirety the first full paragraph of the definition of "EBITDA" and replacing it with the following:

                             "EBITDA" shall mean, for any period of
                      determination, an amount (computed without duplication) equal to (a) Net Income for such period, after exclusion of (i) all items which should be classified as extraordinary (all determined in accordance with GAAP) and
                      (ii) all gains attributable to insurance proceeds (other than proceeds of business interruption insurance) received during such period to the extent, if any, such gains are included in Net Income plus (b) all amounts deducted in computing Net Income for such period in respect of (i) Interest Expense (after giving effect to all Hedging Agreements and payments and receipts thereunder), (ii) noncash amortization expense (including amortization of financing costs, noncurrent assets and noncash charges),
                      (iii) depreciation, (iv) income taxes, (v) all other non-cash expenses, (vi) any cash payments made to repurchase vested employee stock options of the Borrower in an amount not to exceed $10,000,000 in the aggregate during the term of this Agreement, (vii) if any Permitted Acquisition occurred during such period, the amount of any Non-Recurring Expenses attributable to the assets or Capital Stock so acquired, as set forth in the certificate delivered pursuant to paragraph (c)(i) of the definition of "Permitted Acquisition" and (viii) until recognized in accordance with GAAP for the fiscal year 2000, the items described in Schedule 1.1(c) in an aggregate amount not to exceed $7,523,418, plus (c) Restructuring Charges incurred in such period (provided, that (i) the amount of such Charges shall be deducted from Net Income for purposes of determining EBITDA in such period and each subsequent period to the extent such Charges are paid in cash in such period or subsequent period, as applicable, and (ii) in any fiscal year of the Borrower, the aggregate of all Restructuring Charges that shall be added back pursuant to this clause (c) shall not exceed $10,000,000); provided that the amounts described in clauses (a) and (b) above shall not include any amounts attributable to (x) ISG or
                      (y) any Venture Subsidiary that is Minority Owned, except to the extent of cash dividends actually received by the Borrower or any Wholly Owned Subsidiary from on-going operations of such Venture Subsidiary.

                      (iv) Deleting in its entirety the first paragraph of the
               definition of "Permitted Acquisition" and replacing it with the following:

                             "Permitted Acquisition" shall mean the VSC
                      Acquisition and any other acquisition by the Borrower or any Subsidiary of all or substantially all the assets or all the Capital Stock of any third-party Post Production Company; or any division or business unit thereof provided that with respect to any such acquisition (other than the VSC Acquisition, which is to be completed on the Closing
                      Date), the Borrower shall have complied with the following conditions:

                      (v) Deleting in its entirety clause (c)(i) of the
               definition of "Permitted Acquisition" and replacing it with the following:

                             (i) Officer's Certificate. A certificate executed
                      by a Responsible Officer of the Borrower, (x) setting forth in reasonable detail the EBITDA and the Total Leverage Ratio of the Borrower before and after giving effect to such acquisition and the amount of any Non-Recurring Expenses relating to the assets or Capital Stock which are the subject of such acquisition and (y) stating that on such closing date, both before and after giving effect to such acquisition and any Loans to be advanced on such closing date: (A) no Default or Event of Default has occurred and is continuing; (B) no Material Adverse Effect has occurred since the date of the then most recent audited financial statements of the Borrower delivered to the Administrative Agent pursuant to Section 5.1; (C) the representations and warranties set forth in
                      Article 3 are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date; (D) the Borrower is in compliance with all the terms and provisions set forth in this Agreement on its part to be observed and performed; (E) after giving effect to such acquisition (including any Loans to be made in connection with the funding thereof), the sum of the aggregate Available Revolving Credit Commitments and Unrestricted Cash will be equal to or greater than $20,000,000; provided that the condition set forth in this subclause (i)(E) will not be required to be satisfied if (x) the consideration to be paid by the Borrower in respect of such acquisition consists entirely of Capital Stock of the Borrower (excluding any Indebtedness to be assumed in connection with such acquisition) or (y) after giving effect to such acquisition, the Total Leverage Ratio is less than 3.50 to
                      1.00 for the prior two consecutive fiscal quarters; and
                      (F) the financial projections delivered pursuant to clause
                      (d) below have been prepared based upon reasonable assumptions and that such Responsible Officer has no reason to believe that such projections are incorrect or misleading in any material respect or that such assumptions are not reasonable. Each of the foregoing statements shall be true on such closing date before and after giving effect to such acquisition.

                      (vi) Adding a new clause (d) to the definition of
               "Permitted Acquisition" to read as follows:

                             (d) Financial Condition. At least 30 days prior to
                      the closing date for such acquisition, the Borrower shall have delivered to the Administrative Agent and the Lenders financial projections based upon assumptions acceptable to the Administrative Agent demonstrating that immediately prior to and after giving effect to the consummation of such acquisition and the incurrence of the Indebtedness hereunder, the Borrower will be in compliance with all covenants contained in this Agreement and, assuming the schedule for the repayment of the Loans and the reduction of the Revolving Credit Commitment then in effect, until all the Obligations have been repaid in full.

                      (vii) Deleting the definition of "Permitted Indebtedness"
               in its entirety and replacing it with the following:

                             "Permitted Indebtedness" shall mean the collective
                      reference to (a) the Liberty Debt in an aggregate principal amount (exclusive of capitalized interest) not to exceed $310,000,000 and (b) other Indebtedness in an aggregate principal amount at any one time outstanding not to exceed $100,000,000.

                      (viii) Deleting the definition of "Purchase Money
               Indebtedness" in its entirety and replacing it with the following:

                             "Purchase Money Indebtedness" shall mean
                      Indebtedness of the Borrower or any Subsidiary incurred solely to finance the acquisition (including by means of a Financing Lease), construction, installation or improvement of any real property or personal tangible property which is useful to the Borrower or any Subsidiary in its business as a Post Production Company and businesses substantially complementing or ancillary thereto which Indebtedness is incurred within 180 days following such acquisition, construction, installation or improvement and is secured only by the assets so financed.

                      (ix) Adding the following new definitions in the
               appropriate alphabetical order to read as follows:

                             "Restructuring Charges" shall mean cash
                      restructuring charges incurred with respect to severance arrangements and discontinuance or sale of specific operating facilities utilized as an entirety by a specific business unit.

                             "Unrestricted Cash" shall mean all cash and cash
                      equivalents of the Borrower and its Subsidiaries that are not subject to any Lien (other than the Liens of the Loan Documents).

               (b) AMENDMENT OF SECTION 2.24(a). Section 2.24(a) of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                      (a) At any time prior to September 30, 2002, the Borrower
               may, with the consent of the Administrative Agent, add any financial institution as a Lender hereunder; provided that after giving effect to such addition (a) no Default shall exist and be continuing and (b) the aggregate Revolving Credit Commitments shall not exceed $265,000,000, the aggregate Term A Loan Commitments shall not exceed $143,000,000 and the aggregate Term B Loan Commitments shall not exceed $67,000,000 (such financial institution being a "New Lender") and provided further, that the fees and other compensation (including any discount) paid to or received by any New Lender are not greater than the fees and compensation paid to each Lender in connection with entering into this Agreement and any amendments prior to September 30, 2002. Each such addition shall be effected by the delivery to the Administrative Agent of a New Lender Joinder Agreement executed by the Borrower, such financial institution and the Administrative Agent. Upon receipt of a duly executed and completed New Lender Joinder Agreement, such financial institution shall become a party hereto as a Lender and the Administrative Agent shall record in the Register the information contemplated by Section 9.6(c) with respect to such financial institution. On the effective date of such New Lender Joinder Agreement, the New Lender shall (i) make a Term A Loan in the amount of such New Lender's Term A Loan Commitment, (ii) make a Term B Loan in the amount of such New Lender's Term B Loan Commitment and (iii) acquire a part of the Revolving Loans equal to the product of (A) such New Lender's Revolving Credit Commitment Percentage (after giving effect to the change in Revolving Credit Commitment Percentages as a result of all New Lender Joinder Agreements effective as of such day) multiplied by
               (B) the Dollar Equivalent of the outstanding principal amount of all Revolving Loans. The Administrative Agent shall promptly notify the Lenders of each New Lender Joinder Agreement received by it.

               (c) AMENDMENT OF SECTION 2.24(b). Section 2.24(b) of the Credit Agreement is hereby amended by:

                      (i) Deleting "June 29, 2001" in the first line thereof and inserting "September 30, 2002" in its place; and

                      (ii) Deleting "June 29, 2001" in the eighth line thereof
               and inserting "September 30, 2002" in its place.

               (d) AMENDMENT OF SECTION 5.2(d). Section 5.2(d) of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                      (d) not later than March 31, 2002 in respect of the fiscal year of the Borrower ended December 31, 2001 and for each fiscal year of the Borrower thereafter, not later than 60 days after the end of such fiscal year, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries (including a statement of the amounts to be invested in ISG and the operating budget and cash flow budget for ISG) for the succeeding fiscal year set forth on a quarterly basis and on an annual basis through the later of (i) the end of the fifth fiscal year thereafter and (ii) December 31, 2007, together with a narrative description setting forth the assumptions upon which such projections are based, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practices and that such Responsible Officer reasonably and in good faith believes that such projections are correct and are not misleading in any material respect and that such assumptions are reasonable;

               (e) AMENDMENT OF SECTION 5.2. Section 5.2 of the Credit Agreement is hereby amended by adding a new clause (i) to read as follows:

                      (i) if the Borrower takes a Restructuring Charge in any
               period, concurrently with the delivery of the Compliance Certificate delivered pursuant to Section 5.2(c) in respect of such period, any information required to be prepared in accordance with GAAP setting forth the anticipated utilization of such Charge, and, from time to time, any modification required by GAAP with respect to such information.

               (f) AMENDMENT OF SECTION 6.1(b). Section 6.1(b) of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                      (b) Fixed Charge Coverage. From and after January 1, 2003, on any date during any period set forth below, after giving effect to the making of each Loan to be made on such date, permit the Fixed Charge Coverage Ratio to be less than the ratio set forth opposite such period below:

               Period                                Fixed Charge Coverage Ratio
               ------                                ---------------------------
               1/01/03 through 12/31/03                      1.00 to 1.00
               1/01/04 and thereafter                        1.10 to 1.00

               (g) AMENDMENT OF SECTION 6.1(c). Section 6.1(c) of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                      (c) Total Leverage Ratio. On any date during any period
               set forth below, after giving effect to the making of each Loan to be made on such date, permit the Total Leverage Ratio to exceed the ratio set forth opposite such period below:

                 Period                                     Total Leverage Ratio
                 ------                                     --------------------
                 1/1/02 through 3/31/02                         4.65 to 1.00
                 4/1/02 through 6/30/02                         4.55 to 1.00
                 7/1/02 through 9/30/02                         4.45 to 1.00
                 10/1/02 through 12/31/02                       4.20 to 1.00
                 1/1/03 through 6/30/03                         4.00 to 1.00
                 7/1/03 and thereafter                          3.50 to 1.00

               ; provided that if the Borrower declares or pays any dividends, then at all times thereafter the Borrower will not permit the Total Leverage Ratio to exceed 3.00 to 1.00.

               (h) AMENDMENT OF SECTION 6.1(d). Section 6.1(d) of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                      (d) Capital Expenditures. Make or commit to make (by way
               of the acquisition of the securities of a Person or otherwise) any Capital Expenditures exceeding in the aggregate (i) $85,000,000 during the period from January 1, 2000 through December 31, 2000, (ii) $185,000,000 during the period from January 1, 2000 through December 31, 2001 and (iii) an amount equal to (a) $60,000,000, plus (b) any Liberty Debt incurred or equity contributed by Liberty Media during the period from January 1, 2002 through December 31, 2002.

               (i) AMENDMENT OF SECTION 6.3(i). Section 6.3(i) of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                      (i) other Liens securing Purchase Money Indebtedness and
               other Indebtedness incurred after the Closing Date, so long as the aggregate principal amount of such Purchase Money Indebtedness and other Indebtedness does not exceed $50,000,000; provided that any Liens securing such Indebtedness shall be limited to assets (and not any Capital Stock) which are owned by the Borrower or a Subsidiary but not subject to any preexisting Lien in favor of the Administrative Agent for the benefit of the Lenders.

               SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that, after giving effect to this Amendment, all the representations and warranties of the Borrower contained in Section 3 of the Credit Agreement shall be true in all material respects.

               SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon the satisfaction of the following conditions precedent:

               (a) the Administrative Agent shall have received counterparts hereof executed by duly authorized officers of the Borrower and by duly authorized signatories of the Required Lenders;

               (b) the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that (i) this Amendment has been duly authorized, (ii) all representations and warranties are true as of the effective date hereof, and (iii) prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred which is continuing;

               (c) the Administrative Agent shall have received a consent from each Guarantor not a party hereto in the form attached as EXHIBIT A;

               (d) each consenting Lender shall have received a commitment fee equal to the product of (x) 20 basis points, times (y) the amount of such Lender's Commitment (after giving effect to this Amendment); and

               (e) the Administrative Agent shall have received such other documents and certificates as the Administrative Agent may request.

               SECTION 4. REFERENCE TO AND EFFECT IN THE LOAN DOCUMENTS.

               (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

               SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

               SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            [NO ADDITIONAL TEXT ON THIS PAGE; SIGNATURE PAGES FOLLOW]

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                            BORROWER:

                                            LIBERTY LIVEWIRE CORPORATION


                                            By:    /s/ William E. Niles
                                               ---------------------------------
                                               Name: William E. Niles
                                               Title: Executive Vice President


                                            ADMINISTRATIVE AGENT:

                                            BANK OF AMERICA, N.A.,
                                            as Administrative Agent


                                            By:    /s/ Thomas J. Kane
                                               ---------------------------------
                                               Name: Thomas J. Kane
                                               Title: Principal


                                            THE LENDERS:

                                            BANK OF AMERICA, N.A.


                                            By:    /s/ Thomas J. Kane
                                               ---------------------------------
                                               Name: Thomas J. Kane
                                               Title: Principal


                                            CITICORP USA, INC.


                                            By:    /s/ Stephanie Bontemps
                                               ---------------------------------
                                               Name: Stephanie Bontemps
                                               Title: Managing Director


                                            THE BANK OF NEW YORK COMPANY, INC.


                                            By:    /s/ John C. Lambert
                                               ---------------------------------
                                               Name: John C. Lambert
                                               Title: Authorized Signer

                                            GENERAL ELECTRIC CAPITAL CORPORATION


                                            By:    /s/ Moira A. Duncan
                                               ---------------------------------
                                               Name: Moira A. Duncan
                                               Title: Senior Risk Manager


                                            ROYAL BANK OF CANADA


                                            By:    /s/ Barbara Meijer
                                               ---------------------------------
                                               Name: Barbara E. Meijer
                                               Title: Managing Director


                                            ING CAPITAL LLC
                                            formerly ING (U.S.) Capital LLC


                                            By:    /s/ Loring Guessous
                                               ---------------------------------
                                               Name: Loring Guessous
                                               Title: Managing Director


                                            BNP PARIBAS


                                            By:    /s/ Frederique Merhaut
                                               ---------------------------------
                                               Name: Frederique Merhaut
                                               Title: Director
                                                      Senior Credit Officer


                                            By:    /s/ C. Bettles
                                               ---------------------------------
                                               Name: C. Bettles
                                               Title: Managing Director


                                            THE FUJI BANK, LIMITED


                                            By:    /s/ Masahito Fukuda
                                               ---------------------------------
                                               Name: Masahito Fukuda
                                               Title: Senior Vice President &
                                                      Group Head

                                            THE GOVERNOR AND COMPANY OF THE BANK
                                            OF IRELAND


                                            By:    /s/ Tom Hayes
                                               ---------------------------------
                                               Name: Tom Hayes
                                               Title: Authorised Signatory


                                            By:    /s/ Olivia Treacy
                                               ---------------------------------
                                               Name: Olivia Treacy
                                               Title: Authorised Signatory


                                            BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY


                                            By:    /s/ Paul P. Malecki
                                               ---------------------------------
                                               Name: Paul P. Malecki
                                               Title: Vice President & Manager


                                            U.S. BANK N.A.


                                            By:    /s/ George Adams
                                               ---------------------------------
                                               Name: George Adams
                                               Title: Senior Vice President


                                            EAST WEST BANK


                                            By:    /s/ Nancy A. Moore
                                               ---------------------------------
                                               Name: Nancy A. Moore
                                               Title: Senior Vice President

                                                                       EXHIBIT A


                            REAFFIRMATION AND CONSENT

                           Dated as of March 26, 2002

               Each of the undersigned, a Subsidiary of Liberty Livewire Corporation that has entered into one or more Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment No. 2), hereby consents to said Amendment and hereby reaffirms and agrees that (i) such Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, such Amendment No. 2, each reference in such Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as amended by said Amendment, and (ii) the Loan Documents to which the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all Obligations.

                                         10 MOONS AT POP, INC.

                                         4MC COMPANY 3, INC.

                                         4MC RADIANT, INC.

                                         4MC-BURBANK, INC.

                                         525 HOLDINGS, INC.

                                         525 STUDIOS, INC.

                                         525 STUDIOS, LLC

                                         A.F. ASSOCIATES, INC.

                                         AFA PRODUCTS GROUP, INC.

                                         AMERICAN SIMULCAST CORP.

                                         ANDERSON VIDEO COMPANY

                                         ANGAROLA, INC.

                                         ANS ACQUISITION SUB, INC.

                                         ATLANTIC SATELLITE COMMUNICATIONS, INC.

                                         AUDIO PLUS VIDEO INTERNATIONAL, INC.

                                         CABANA CORP.

                                         CATALINA TRANSMISSION CORP.

                                         CINRAM-POP DVD CENTER LLC

                                         COMPANY 11 PRODUCTIONS

                                         COMPANY 3 NEW YORK, INC.

                                         DIGITAL DOCTORS LLC

                                         DIGITAL MAGIC COMPANY

                                         DIGITAL SOUND & PICTURE, INC.

                                         FILMCORE EDITORIAL LOS ANGELES LLC

                                         FILMCORE EDITORIAL SAN FRANCISCO LLC

                                         FOUR MEDIA COMPANY

                                         GWNS ACQUISITION SUB, INC.

                                         HOLLYWOOD SUPPLY COMPANY

                                         INTERNATIONAL POST FINANCE LIMITED

                                         INTERNATIONAL POST LEASING LIMITED

                                         IPL 235 CORP.

                                         LIBERTY LIVEWIRE LLC

                                         LIBERTY SEG ACQUISITION SUB, LLC

                                         LIVEWIRE NETWORK SERVICES, LLC

                                         MANHATTAN TRANSFER/EDIT, INC.

                                         MERIDIAN SOUND CORP.

                                         MERIDIAN SOUND, LLC

                                         MODERN MUSIC MAGIC, LLC

                                         MSCL, INC.

                                         POP ANIMATION

                                         SANTA MONICA FINANCIAL, INC.

                                         SOUND ONE CORPORATION

                                         SOUNDELUX HOLLYWOOD II, LLC

                                         SOUNDELUX HOLLYWOOD III, LLC

                                         SYMPHONIC VIDEO LLC

                                         THE POST EDGE, INC.

                                         THE TRIUMPH SWITCH COMPANY LLC

                                         TODD-AO AMUSEMENT PRODUCTION SERVICES,
                                         LLC

                                         TODD-AO DIGITAL IMAGES

                                         TODD-AO DVD, INC.

                                         TODD-AO EUROPE HOLDING COMPANY LIMITED

                                         TODD-AO HOLLYWOOD DIGITAL

                                         TODD-AO PRESERVATION SERVICES

                                         TODD-AO PRODUCTIONS, INC.

                                         TODD-AO STUDIOS

                                         TODD-AO STUDIOS EAST, INC.

                                         TODD-AO STUDIOS WEST

                                         TODD-AO VIDEO SERVICES

                                         TODD-AO, ESPANA

                                         TRIUMPH COMMUNICATIONS & FIBER
                                         SERVICES, LLC

                                         TRIUMPH COMMUNICATIONS & LEASING
                                         SERVICES INC.

                                         TRIUMPH COMMUNICATIONS INC.

                                         VIDEO RENTALS, INC.

                                         VIDEO SERVICES CORPORATION

                                         VINE STREET MAGIC, LLC

                                         VISUALIZE

                                         VSC CORPORATION

                                         VSC EXPRESS COURIER, INC.

                                         VSC EXPRESS COURIER, LLC

                                         VSC LIMA CORP.

                                         VSC MAL CORP.

                                         VSDD ACQUISITION CORP.

                                         WATERFRONT COMMUNICATIONS CORPORATION



                                         Each By:      /s/ William E. Niles
                                                   -----------------------------
                                                   Name: William E. Niles
                                                   Title: Vice President